CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
First Lien Debt (83.4%)
520 Mezz Owner 2, LLC	Mezzanine Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	SOFR + 1262	13.12%	3/2/2026	5,091,650	4,829,887	4,826,885
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4)	Aerospace & Defense	LIBOR + 475	5.50%	4/20/2028	7,000,000	7,035,211	7,080,920
Acrisure, LLC	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	4.75%	2/15/2027	5,985,000	5,951,044	5,951,364
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	1,147,740	1,129,457	1,151,956
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	2,918,400	2,870,628	2,929,121
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	65,674	57,857	65,674
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	661,478	631,111	667,380
Allied Universal Holdco, LLC	Incremental Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 375	4.25%	5/12/2028	2,992,481	2,994,692	2,942,776
AllSpring Buyer, LLC	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	3.75%	11/1/2028	3,104,839	3,088,313	3,080,590
Amentum Government Services Holdings, LLC	Term Loan	(3) (4)	Aerospace & Defense	SOFR + 400	4.50%	2/10/2029	3,000,000	2,985,179	2,966,250
American Physician Partners, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (8)	Healthcare & Pharmaceuticals	LIBOR + 875, 1.50% PIK	11.25%	6/21/2022	2,177,016	2,177,016	2,177,016
American Physician Partners, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (8)	Healthcare & Pharmaceuticals	LIBOR + 875, 1.50% PIK	11.25%	6/21/2022	410,633	410,633	410,633
American Physician Partners, LLC	Revolver	(2) (3) (4) (5) (6) (8)	Healthcare & Pharmaceuticals	LIBOR + 875, 1.50% PIK	11.25%	6/21/2022	146,253	146,253	146,253
Amerilife Holdings, LLC	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	4.50%	3/18/2027	1,989,899	1,980,496	1,962,538
Ankura Consulting Group, LLC	Term Loan	(3) (4)	Business Services	LIBOR + 450	5.25%	3/17/2028	2,500,000	2,506,250	2,471,875
Applied Technical Services	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 575	6.75%	12/29/2026	2,934,783	2,880,366	2,934,783
Applied Technical Services	Delayed Draw Term Loan	(4) (5) (6)	Business Services	LIBOR + 575	6.75%	12/29/2026	986,413	968,579	986,413
Applied Technical Services	Revolver	(4) (5) (6)	Business Services	LIBOR + 575	6.75%	12/29/2026	59,289	52,195	59,289
Applied Technical Services	First Amendment Delayed Draw Term Loan, Tranche A	(4) (5) (6)	Business Services	LIBOR + 575	6.75%	12/29/2026	844,144	728,091	844,144
Appriss Health, LLC	Term Loan	(3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 725	8.25%	5/6/2027	13,333,333	13,083,556	13,087,282
Apptio, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 725	8.25%	1/10/2025	2,665,555	2,636,246	2,665,555
Apptio, Inc.	Revolver	(2) (3) (4) (5) (6)	Software	LIBOR + 725	8.25%	1/10/2025	71,006	71,006	71,006
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	LIBOR + 675	7.75%	9/30/2027	16,789,510	16,472,896	16,390,731
Ascend Buyer, LLC	Revolver	(4) (5)	Containers, Packaging & Glass	LIBOR + 575	6.50%	9/30/2027	285,281	253,815	244,626
ASP Blade Holdings, Inc.	Initial Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 400	4.50%	10/13/2028	1,995,294	1,985,802	1,965,863

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
ASP Navigate Acquisition Corporation	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 450	5.50%	10/6/2027	3,257,663	3,217,105	3,192,509
Associations, Inc.	Delayed Draw Term Loan, Tranche D	(2) (3) (4) (5) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	608,928	599,916	583,970
Associations, Inc.	Delayed Draw Term Loan, Tranche C	(4) (5) (6) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	1,008,159	999,252	983,311
Associations, Inc.	Delayed Draw Term Loan, Tranche B	(4) (5) (6) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	1,008,234	999,307	983,385
Associations, Inc.	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (6) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	484,447	480,151	472,507
Associations, Inc.	Term Loan	(2) (3) (4) (5) (6) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	3,544,468	3,513,163	3,457,107
Associations, Inc.	Incremental Term Loan	(2) (3) (4) (5) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	7.50%	7/2/2027	551,216	548,556	537,630
Astra Acquisition Corp.	Term Loan	(2) (3) (4)	Software	LIBOR + 575	6.25%	10/25/2028	4,987,500	4,820,553	4,831,641
Athenahealth, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	SOFR + 350	4.00%	1/28/2029	3,078,261	3,060,495	3,034,161
Aveanna Healthcare, LLC	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	7/17/2028	4,036,321	4,031,602	3,924,313
Aveanna Healthcare, LLC	Delayed Draw Term Loan	(3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	7/17/2028	943,396	942,217	917,217
Avis Budget Car Rental, LLC	Term Loan, Tranche C	(3) (4)	Retail	SOFR + 350	4.00%	3/16/2029	3,000,000	2,925,000	2,973,750
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11)	Retail	LIBOR + 831	9.31%	12/20/2026	2,847,555	2,796,300	2,811,920
Blackstone CQP	Term Loan, Tranche B	(3) (4)	Energy: Oil & Gas	LIBOR + 375	4.25%	6/5/2028	5,000,000	4,987,665	4,969,550
Bluecat Networks (USA), Inc.	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 625	7.25%	10/30/2026	3,202,982	3,149,470	3,227,385
Boxer Parent Company Inc.	Term Loan	(3) (4)	Software	LIBOR + 375	3.75%	10/2/2025	2,019,140	2,019,140	2,005,269
Caldic B.V.	Term Loan, Tranche B	(3) (4)	Transportation: Cargo	SOFR + 400	4.50%	2/4/2029	3,000,000	2,992,536	2,930,010
Cambrex Corporation	Term Loan	(3) (4)	Healthcare & Pharmaceuticals	LIBOR + 350	4.25%	12/4/2026	6,077,679	6,077,679	6,020,731
Cano Health, LLC	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	SOFR + 400	4.50%	11/23/2027	3,254,711	3,257,199	3,199,804
Chemical Computing Group	Term Loan, Tranche A	(2) (3) (4) (5) (6)	Software	LIBOR + 450	5.50%	8/30/2024	2,151,202	2,140,880	2,126,015
Chudy Group, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	6/30/2027	3,293,793	3,240,441	3,309,198
City Football Group Ltd.	Term Loan	(3) (4)	Hotels, Restaurants & Leisure	LIBOR + 350	4.00%	7/21/2028	1,995,000	1,990,043	1,952,606
Cobham Ultra US Co-Borrower, LLC	Term Loan, Tranche B	(3) (4)	High Tech Industries	LIBOR + 375	4.25%	11/17/2028	3,000,000	3,000,000	2,963,760
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	12/29/2027	3,962,400	3,964,936	3,833,622
Conduent, Inc.	Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 425	4.75%	10/16/2028	2,992,500	2,964,074	2,946,984
Convergint Technologies, LLC	Term Loan	(2) (3) (4)	Software	LIBOR + 350	4.25%	3/31/2028	2,878,346	2,878,329	2,845,964
Convergint Technologies, LLC	Incremental Term Loan	(3) (4) (5)	Software	SOFR + 425	5.00%	3/31/2028	2,189,189	2,156,646	2,167,297
Convergint Technologies, LLC	Incremental Delayed Draw Term Loan	(3) (4) (5)	Software	SOFR + 425	5.00%	3/31/2028	389,189	377,144	381,081
CoreLogic, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 350	4.00%	6/2/2028	4,179,000	4,159,928	4,124,172
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (8)	Hotel, Gaming & Leisure	EURIBOR + 800, 2.00% PIK	10.00%	5/22/2026	13,536,679	14,377,938	12,878,455
Da Vinci Purchaser Corp.	Term Loan	(2) (3) (4)	Software	LIBOR + 400	5.00%	1/8/2027	4,949,868	4,961,312	4,923,040

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6)	Healthcare & Pharmaceuticals	SOFR + 600	6.75%	3/12/2023	546,727	535,855	533,031
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 600	7.00%	3/12/2027	3,286,475	3,243,135	3,242,995
DCA Investment Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 600	6.75%	4/3/2028	936,418	927,175	924,029
DexKo Global, Inc.	Delayed Draw Term Loan	(2) (3) (4)	Automotive	LIBOR + 375	4.75%	10/4/2028	595,544	595,544	582,394
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 375	4.75%	10/4/2028	3,154,456	3,139,601	3,084,806
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (5)	Consumer Services	9.00%	9.00%	4/2/2026	11,875,262	11,093,245	12,083,080
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	1,428,948	1,401,593	1,423,318
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	(4) (5) (6)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	194,865	191,542	194,155
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5)	Telecommunications	LIBOR + 575	6.75%	8/4/2025	1,683,000	1,669,812	1,652,657
Diligent Corporation	Term Loan, Tranche B3	(2) (3) (4) (5)	Telecommunications	LIBOR + 575	6.75%	8/4/2025	2,277,000	2,256,821	2,235,948
DiversiTech Holdings, Inc.	Delayed Draw Term Loan	(3) (4)	Capital Equipment	LIBOR + 375	4.25%	12/22/2028	2,485,714	2,463,964	2,448,429
DiversiTech Holdings, Inc.	Term Loan	(3) (4)	Capital Equipment	LIBOR + 375	4.25%	12/22/2028	514,286	509,838	506,571
DTI Holdco, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 475	5.75%	9/29/2023	3,814,943	3,817,870	3,695,726
Dwyer Instruments, Inc.	Revolver	(4) (5) (6)	Capital Equipment	LIBOR + 550	6.25%	7/21/2027	473,846	436,821	468,145
Dwyer Instruments, Inc.	Term Loan	(2) (3) (4) (5) (6)	Capital Equipment	LIBOR + 550	6.50%	7/21/2027	11,771,946	11,559,295	11,739,626
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4)	Utilities	LIBOR + 350	4.50%	10/1/2027	1,952,530	1,949,787	1,896,395
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 500	5.50%	7/23/2026	4,680,363	4,524,067	4,549,921
Ellkay	Term Loan	(3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	9/14/2027	14,213,778	13,918,317	13,882,602
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 375	4.75%	5/19/2028	1,995,000	1,985,806	1,964,516
Epicor Software Corporation	Term Loan	(3) (4)	Software	LIBOR + 325	4.00%	7/30/2027	2,000,000	2,002,500	1,981,780
EPS Nass Parent, Inc.	Term Loan	(2) (3) (4) (5)	Utilities: Electric	LIBOR + 575	6.75%	4/19/2028	843,220	828,193	832,373
EPS Nass Parent, Inc.	Revolver	(4) (5) (6)	Utilities: Electric	LIBOR + 575	6.75%	4/19/2026	47,458	44,872	45,495
eResearchTechnology, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 450	5.50%	2/4/2027	1,979,849	1,979,849	1,970,365
Evergreen Services Group, LLC	Delayed Draw Term Loan	(3) (4) (5)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	158,593	158,109	157,110
Fertitta Entertainment, LLC	Term Loan, Tranche B	(3) (4)	Hotels, Restaurants & Leisure	SOFR + 400	4.50%	1/13/2029	5,000,000	4,996,933	4,968,750
Finastra USA, Inc.	Term Loan	(3) (4)	Software	LIBOR + 350	4.50%	6/13/2024	4,000,000	3,935,000	3,944,560
Flagship Intermediate Holdco, LLC	Delayed Draw Term Loan	(2) (3) (4) (5)	Retail	SOFR + 550	6.50%	2/18/2028	1,853,823	1,817,405	1,816,746
Flagship Intermediate Holdco, LLC	Term Loan	(2) (3) (4) (5)	Retail	SOFR + 550	6.50%	2/18/2028	4,452,633	4,365,164	4,363,581
Flagship Intermediate Holdco, LLC	1st Amendment Delayed Drawn Term Loan, Tranche B	(2) (3) (4) (5)	Retail	SOFR + 550	6.50%	2/18/2028	5,837,218	5,251,510	5,240,493
Fluid-Flow Products, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.25%	3/31/2028	2,976,306	2,973,028	2,922,971
Flynn Restaurant Group LP	Term Loan, Tranche B	(3) (4)	Retail	LIBOR + 425	4.75%	12/1/2028	2,992,500	2,963,457	2,944,500
Forefront Management Holdings, LLC	Term Loan, Tranche B	(3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 425	4.75%	3/23/2029	3,454,331	3,385,244	3,402,516

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Forefront Management Holdings, LLC	Delayed Draw Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 425	4.75%	3/23/2029	645,669	632,756	635,984
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	5.00%	10/1/2027	2,469,987	2,454,600	2,463,812
Grab Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 450	5.50%	1/29/2026	3,974,962	3,937,390	3,875,588
Granite Holdings US Acquisition Co.	Term Loan, Tranche B	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 400	5.00%	9/30/2026	2,460,547	2,342,319	2,429,791
Greeneden U.S. Holdings II, LLC	Term Loan, Tranche B4	(3) (4)	Telecommunications	LIBOR + 400	4.75%	12/1/2027	2,000,000	2,000,000	1,995,000
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (6)	Software	LIBOR + 650	7.50%	3/1/2027	7,598,039	7,438,761	7,369,869
Hadrian Acquisition Ltd.	GBP Term Loan, Tranche B2	(2) (3) (4) (5) (6) (8)	Banking, Finance, Insurance & Real Estate	SONIA + 500, 2.75% PIK	8.25%	2/28/2029	16,111,476	23,611,403	22,928,890
Hampton Rubber Company	Term Loan	(2) (3) (4) (5) (6) (8)	Capital Goods	LIBOR + 825, 1.75% PIK	11.00%	1/9/2026	4,031,456	3,955,210	4,031,456
Hawkeye AcquisitionCo, LLC	Delayed Draw Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 600	7.00%	3/1/2027	1,473,645	1,448,901	1,442,248
Hawkeye AcquisitionCo, LLC	Second Amendment Incremental Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 600	7.00%	11/19/2026	2,016,054	1,979,224	1,969,146
Heartland Home Services	Delayed Draw Term Loan	(4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	8,552,262	8,412,388	8,536,805
Helios Buyer, Inc.	Revolver	(4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	87,609	75,972	86,285
Helios Buyer, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	2,318,707	2,281,417	2,314,503
Helios Buyer, Inc.	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	6,981,524	6,887,577	6,968,863
Hercules Borrower, LLC	Term Loan	(3) (4) (5)	Environmental Industries	LIBOR + 650	7.50%	12/14/2026	6,135,389	6,009,310	6,186,134
Hercules Borrower, LLC	Revolver	(4) (5) (6)	Environmental Industries	LIBOR + 650	7.50%	12/14/2026	76,795	62,576	76,795
Hercules Borrower, LLC	Delayed Draw Term Loan	(4) (5) (6)	Environmental Industries	LIBOR + 550	6.50%	12/14/2026	1,304,548	1,247,171	1,204,764
Hercules Borrower, LLC	Term Loan	(3) (4) (5)	Environmental Industries	LIBOR + 550	6.50%	12/14/2026	348,818	342,470	337,917
Higginbotham Insurance Agency, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/25/2026	3,860,074	3,813,354	3,828,194
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	(3) (4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/25/2026	1,096,026	1,083,039	1,086,974
Higginbotham Insurance Agency, Inc.	Incremental Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	11/25/2026	534,873	493,362	498,650
Holley Purchaser, Inc.	Term Loan	(2) (3) (4) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 375	4.50%	11/17/2028	1,961,571	1,952,157	1,933,776
Holley Purchaser, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 375	4.50%	11/17/2028	98,079	62,730	65,631
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 550	6.50%	11/15/2028	12,360,000	12,123,455	12,141,317
Hub International Ltd.	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	4.00%	4/25/2025	6,076,807	6,051,304	6,032,629
Hunter Douglas, Inc.	Term Loan, Tranche B1	(3) (4)	Commercial Services & Supplies	SOFR + 350	4.00%	2/9/2029	4,000,000	3,980,194	3,915,000

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 425	5.25%	8/19/2028	3,719,687	3,702,014	3,701,089
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	3,003,755	2,977,091	3,003,755
iCIMS, Inc.	Revolver	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	187,735	186,114	187,735
iCIMS, Inc.	Term Loan, Tranche B	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	75,928	75,161	75,928
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	706,598	697,077	706,598
I-Logic Technologies Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	2/16/2028	1,354,167	1,351,251	1,339,989
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2025	488,154	478,904	486,195
Individual FoodService Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Wholesale	LIBOR + 625	7.25%	11/22/2025	6,461,904	6,336,158	6,435,973
Individual FoodService Holdings, LLC	Revolver	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2025	73,511	66,427	71,852
Individual FoodService Holdings, LLC	Term Loan	(2) (3) (4) (5)	Wholesale	LIBOR + 625	7.25%	11/22/2025	4,925,482	4,835,783	4,905,717
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(4) (5)	Wholesale	LIBOR + 625	7.25%	11/22/2025	2,629,683	2,582,215	2,619,131
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2025	2,925,966	2,754,828	2,889,532
Infinite Bidco, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 375	4.25%	3/2/2028	2,540,800	2,538,549	2,494,761
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5) (8)	Hotel, Gaming & Leisure	EURIBOR + 400, 5.00% PIK	9.00%	5/28/2027	20,800,000	24,670,041	22,377,220
Integrity Marketing Acquisition, LLC	Fourth Amendment Delayed Draw Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.75%	8/27/2025	5,948,744	5,880,709	5,839,512
Integrity Marketing Acquisition, LLC	Sixth Amendment Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.25%	8/27/2025	3,695,930	3,598,747	3,505,480
Intelerad Medical Systems, Inc.	Term Loan	(4) (5) (8)	Healthcare & Pharmaceuticals	LIBOR + , 9.50% PIK	10.50%	9/30/2028	27,071,556	26,466,630	26,394,767
Internap Corporation	Term Loan	(2) (3) (4) (5) (8)	High Tech Industries	LIBOR + 650, 5.50% PIK	13.00%	5/8/2025	1,173,113	787,796	527,901
Intrado Corporation	Term Loan	(2) (3) (4)	Telecommunications	LIBOR + 400	5.00%	10/10/2024	2,721,877	2,644,151	2,479,086
Intrado Corporation	Term Loan, Tranche B1	(3) (4)	Telecommunications	LIBOR + 350	4.50%	10/10/2024	2,868,610	2,742,147	2,587,486
ION Trading Finance Ltd.	Term Loan	(2) (3) (4)	Software	LIBOR + 475	5.00%	4/1/2028	4,223,112	4,220,665	4,184,386
Jeg's Automotive, LLC	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 575	6.75%	12/22/2027	18,183,594	17,833,542	17,919,319
Jeg's Automotive, LLC	Revolver	(4) (5) (6)	Automotive	LIBOR + 575	6.75%	12/22/2027	989,583	860,070	891,178
KRE Hyod Owner, LLC	Term Loan, Tranche A1	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	6.25%	12/20/2022	1,363,636	1,363,636	1,363,636
KRE Hyod Owner, LLC	Term Loan, Tranche A2	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 1050	12.50%	9/13/2026	3,962,943	3,962,943	3,962,943
LaserShip, Inc.	Term Loan	(2) (3) (4)	Transportation: Cargo	LIBOR + 450	5.25%	5/7/2028	2,686,500	2,673,765	2,669,709

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
LBM Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4)	Capital Equipment	LIBOR + 375	4.50%	12/17/2027	1,986,642	1,968,528	1,935,247
Lealand Finance Company B.V.	Term Loan	(2) (3) (4) (5)	Capital Goods	LIBOR + 300	3.50%	6/28/2024	31,174	31,174	18,705
Liberty Tire Recycling Holdco, LLC	Term Loan	(2) (3) (4)	Automotive	LIBOR + 450	5.50%	5/5/2028	3,970,000	3,934,479	3,890,600
LifeMiles Ltd.	Term Loan, Tranche B	(3) (4)	Consumer Services	LIBOR + 525	6.25%	8/30/2026	3,721,002	3,723,985	3,666,750
Linquest Corporation	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 575	6.50%	7/28/2028	9,950,000	9,766,395	9,701,284
Loyalty Ventures, Inc.	Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 450	5.00%	11/3/2027	4,660,937	4,615,095	4,540,545
Lucid Energy Group II Borrower, LLC	Term Loan	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 425	5.00%	11/24/2028	2,493,750	2,445,767	2,470,384
Lucky Bucks, LLC	Term Loan	(2) (3) (4)	Hotel, Gaming & Leisure	LIBOR + 550	6.25%	7/30/2027	2,962,500	2,908,390	2,895,844
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	8.25%	6/10/2027	5,819,541	5,716,098	5,553,201
LVF Holdings, Inc.	Revolver	(4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	7.250%	6/10/2027	542,852	503,185	438,665
LVF Holdings, Inc.	Initial Term Loan	(3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 625	7.250%	6/10/2027	6,080,897	5,972,670	5,802,595
Maravai Intermediate Holdings, LLC	Term Loan, Tranche B	(3) (4)	Healthcare & Pharmaceuticals	SOFR + 300	3.500%	10/19/2027	1,808,800	1,793,919	1,799,756
Material Holdings, LLC	Revolver	(4) (5)	Business Services	LIBOR + 575	6.750%	8/19/2027	230,179	191,292	165,069
Material Holdings, LLC	Term Loan	(2) (3) (4) (5) (6)	Business Services	LIBOR + 575	6.750%	8/19/2027	11,021,979	10,820,220	10,689,177
Maverick Acquisition, Inc.	Initial Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 600	7.000%	6/1/2027	10,713,667	10,523,891	10,265,395
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Aerospace & Defense	LIBOR + 600	7.000%	6/1/2027	2,441,917	2,215,161	1,922,963
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4)	Retail	LIBOR + 400	4.750%	5/4/2028	3,473,750	3,458,260	3,447,211
McAfee, LLC	Term Loan	(2) (3) (4)	Software	LIBOR + 500	5.750%	7/27/2028	1,995,000	1,976,572	1,976,546
McAfee, LLC	Term Loan, Tranche B	(3) (4)	Software	SOFR + 400	4.500%	2/2/2029	5,000,000	4,975,201	4,956,250
Medical Manufacturing Technologie, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 600	7.000%	12/23/2027	12,880,408	12,632,282	12,690,231
Medical Manufacturing Technologie, LLC	Revolver	(4) (5) (6)	Healthcare & Pharmaceuticals	SOFR + 600	7.000%	12/23/2027	542,333	413,925	443,193
MH Sub I, LLC	Incremental Term Loan	(2) (3) (4)	Software	LIBOR + 375	4.750%	9/13/2024	5,186,329	5,167,870	5,122,434
MI Windows and Doors, LLC	Term Loan	(3) (4)	Consumer Services	LIBOR + 375	4.500%	12/18/2027	1,236,008	1,238,498	1,219,532
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 525	6.250%	6/21/2027	2,500,000	2,460,403	2,590,625
Mitchell International, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 375	4.250%	10/15/2028	5,000,000	4,908,656	4,911,950
MMIT Holdings, LLC	Term Loan	(2) (3) (4) (5) (6)	High Tech Industries	LIBOR + 625	7.250%	9/15/2027	10,937,026	10,716,771	10,697,707
MMIT Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 625	7.250%	9/15/2027	6,630,857	6,506,389	6,497,690
Moneygram International, Inc.	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	4.750%	7/21/2026	3,111,875	3,098,044	3,100,983
National Technical Systems, Inc.	Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 550	6.500%	6/12/2023	2,044,883	2,034,295	2,038,984
NES Global Talent Finance US, LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.500%	5/11/2023	1,178,035	1,177,119	1,147,738
Netsmart Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.750%	10/1/2027	2,478,722	2,478,298	2,464,791
OneDigital Borrower, LLC	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	SOFR + 425	4.750%	11/16/2027	992,668	990,289	984,608

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Optiv, Inc.	Term Loan	(3) (4)	Software	LIBOR + 325	4.250%	2/1/2024	3,989,149	3,935,810	3,890,657
Orbit Private Holdings I Ltd.	Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 450	5.000%	12/11/2028	1,995,000	1,975,050	1,987,519
Osmosis Buyer Ltd.	Term Loan, Tranche B	(2) (3) (4)	Consumer Services	SOFR + 400	4.500%	7/31/2028	5,022,222	5,012,899	4,970,443
Osmosis Buyer Ltd.	Delayed Draw Term Loan	(3) (4)	Consumer Services	LIBOR + 400	4.500%	7/31/2028	583,333	581,875	577,319
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.750%	11/30/2027	4,967,406	4,971,737	4,935,316
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.000%	1/7/2028	3,478,737	3,465,283	3,450,490
Parkway Generation, LLC	Term Loan, Tranche B	(3) (4)	Energy: Oil & Gas	LIBOR + 475	5.500%	11/5/2028	3,508,772	3,500,000	3,425,439
Parkway Generation, LLC	Term Loan, Tranche C	(3) (4)	Energy: Oil & Gas	LIBOR + 475	5.500%	11/5/2028	491,228	490,000	478,947
Peraton Corp.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	2/1/2028	1,944,225	1,935,604	1,927,816
Performance Health & Wellness	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 600	7.00%	7/12/2027	3,222,000	3,163,894	3,142,853
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5)	Hotels, Restaurants & Leisure	LIBOR + 600	7.00%	11/12/2027	10,318,694	10,123,122	10,159,379
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Hotels, Restaurants & Leisure	LIBOR + 600	7.00%	11/12/2027	6,965,119	6,689,903	6,739,125
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	6/2/2028	3,731,250	3,714,434	3,700,467
Pound Bidco, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	2/1/2026	5,481,728	5,371,611	5,536,545
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.50%	7/24/2026	2,728,669	2,731,892	2,701,382
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.50%	11/3/2025	5,951,257	5,942,849	5,809,915
Prophix Software, Inc.	Incremental Term Loan	(2) (3) (4) (5) (6)	Software	LIBOR + 650	7.500%	2/1/2026	6,907,722	6,781,849	6,976,799
Propulsion (BC) Finco S.a.r.l.	Term Loan	(3) (4)	Aerospace & Defense	SOFR + 400	4.500%	2/10/2029	5,100,000	5,097,000	5,071,338
PXO Holdings III Corp.	Term Loan	(2) (3) (4) (5)	Chemicals, Plastics & Rubber	SOFR + 550	6.250%	3/8/2028	14,789,836	14,405,649	14,402,013
Quantic Electronics	Third Amendment Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 600	7.000%	11/19/2026	2,846,603	2,795,333	2,785,955
Quantic Electronics	Third Amendment Delayed Draw Term Loan	(4) (5) (6)	Aerospace & Defense	LIBOR + 600	7.000%	11/19/2026	1,479,725	1,429,586	1,419,874
Quest Software US Holdings Inc.	Term Loan	(3) (4)	High Tech Industries	SOFR + 425	4.750%	1/19/2029	3,000,000	2,970,568	2,950,770
RealPage, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	3.750%	4/24/2028	1,802,253	1,798,278	1,779,544
Redwood Services Group, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	High Tech Industries	LIBOR + 600	7.000%	6/6/2023	5,783,760	5,750,909	5,729,672
Redwood Services Group, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 600	7.000%	6/6/2023	1,363,598	1,275,476	1,294,855
Refficiency Holdings, LLC	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.500%	12/16/2027	2,917,251	2,910,373	2,877,139
Refficiency Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 375	4.500%	12/16/2027	15,452	14,088	7,658
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.750%	5/22/2025	1,528,822	1,511,744	1,528,822
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.750%	5/22/2025	1,477,746	1,456,413	1,477,746
Rome Bidco Ltd.	GBP Term Loan	(2) (3) (4) (5)	Hotels, Restaurants & Leisure	SONIA + 750	8.000%	12/23/2027	31,785,048	42,313,272	40,501,783
Rome Bidco Ltd.	GBP Capex Facility	(3) (4) (5) (6)	Hotels, Restaurants & Leisure	SONIA + 750	8.000%	12/23/2027	850,096	2,457,485	1,766,879
RSC Acquisition, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.250%	11/1/2026	706,035	653,635	585,867
RSC Acquisition, Inc.	First Delayed Draw Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.250%	11/1/2026	1,689,913	1,665,772	1,634,804

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
RSC Acquisition, Inc.	Term Loan, Tranche C	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	6.250%	11/1/2026	729,989	723,177	706,184
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	7.250%	11/20/2025	4,189,116	4,142,634	3,628,685
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6)	Telecommunications	LIBOR + 625	7.250%	11/20/2023	281,364	276,756	190,500
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 400	4.500%	5/12/2028	2,985,000	2,963,272	2,943,479
Smarsh, Inc.	Term Loan	(2) (3) (4) (5)	Software	SOFR + 650	7.250%	2/18/2029	4,081,438	3,975,749	3,974,300
Sophia, L.P.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 375	4.500%	10/7/2027	1,980,037	1,976,350	1,958,178
Sovos Compliance, LLC	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.00%	8/11/2028	2,126,520	2,121,605	2,118,736
Speedstar Holding Corporation	Term Loan	(2) (3) (4) (5) (6)	Automotive	LIBOR + 700	8.00%	1/22/2027	6,671,773	6,527,610	6,673,555
Summit Behavioral Healthcare, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 475	5.50%	11/24/2028	3,000,000	2,910,000	2,910,000
Tank Holding Corp.	Term Loan	(3) (4) (5)	Containers, Packaging & Glass	SOFR + 600	6.75%	3/31/2028	37,931,034	37,139,324	37,139,324
Teneo Holdings, LLC	Term Loan	(2) (3) (4)	Business Services	SOFR + 525	6.25%	7/11/2025	1,251,835	1,228,355	1,236,975
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.25%	5/4/2026	3,965,075	3,945,896	3,929,032
Tiger Acquisition, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 325	3.75%	6/1/2028	2,985,000	2,985,000	2,858,764
Trafigura PTE Ltd.	Revolver	(4) (5)	Metals & Mining	LIBOR + 840	8.75%	7/18/2022	2,782,183	2,808,533	2,802,301
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4)	Beverage, Food & Tobacco	LIBOR + 350	4.00%	3/31/2028	5,369,477	5,327,346	5,228,528
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	4/21/2028	1,980,000	1,971,212	1,953,607
USALCO, LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Chemicals, Plastics & Rubber	LIBOR + 600	7.00%	10/19/2027	4,987,500	4,893,832	4,836,632
Verifone Systems, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 400	4.00%	8/20/2025	4,976,923	4,943,737	4,897,591
Vertical US Newco, Inc.	Term Loan, Tranche B	(2) (3) (4)	Capital Equipment	LIBOR + 350	4.00%	7/30/2027	7,970,037	7,989,003	7,885,396
VGL Midco Ltd.	Term Loan, Tranche B1	(5) (8)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	10,189,831	13,844,065	13,118,150
VGL Midco Ltd.	Term Loan, Tranche B2	(5) (8)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	9,487,084	12,883,245	12,213,450
Vision Solutions, Inc.	Incremental Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	4.75%	4/24/2028	4,030,997	4,018,546	3,983,955
Voyage Australia Pty Ltd.	Term Loan, Tranche B	(3) (4)	Telecommunications	LIBOR + 350	4.00%	7/20/2028	4,980,019	4,982,397	4,919,860
Whitewater Whistler Holdings, LLC	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	3/21/2027	9,500,000	9,481,135	9,500,000
Windstream Services, LLC	Term Loan, Tranche B	(2) (3) (4)	Telecommunications	LIBOR + 625	7.25%	9/21/2027	3,966,962	3,964,864	3,952,086
Wineshipping.Com, LLC	Term Loan	(2) (3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 575	6.75%	10/29/2027	13,868,531	13,607,157	13,595,527
Wineshipping.Com, LLC	Revolver	(2) (3) (4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 575	6.75%	10/29/2027	556,132	482,003	477,936
Worldwide Express Operations, LLC	Term Loan	(2) (3) (4)	Transportation: Cargo	LIBOR + 425	5.25%	7/26/2028	2,992,500	2,964,948	2,956,979
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5)	Durable Consumer Goods	LIBOR + 575	6.75%	9/13/2027	6,725,205	6,600,871	6,527,012
YLG Holdings, Inc.	Delayed Draw Term Loan	(3) (4) (5)	Consumer Services	LIBOR + 625	7.250%	11/1/2025	781,734	764,941	781,734
YLG Holdings, LLC	Incremental Term Loan	(3) (4) (5)	Consumer Services	LIBOR + 625	7.250%	11/1/2025	1,191,750	1,165,249	1,191,750
First Lien Debt Total (Cost of $971,307,688)									$960,627,759

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value

Second Lien Debt (9.6%)
Aimbridge Hospitality, LLC	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	LIBOR + 750	7.50%	2/1/2027	1,712,000	1,690,802	1,588,593
Apex Group Treasury, LLC	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 675	7.25%	7/27/2029	13,864,250	13,602,890	13,552,304
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 750	8.50%	3/3/2029	5,538,461	5,411,735	5,534,200
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	8.50%	6/30/2026	1,876,305	2,110,284	2,075,662
Asurion, LLC	Term Loan, Tranche B4	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 525	5.45%	1/20/2029	3,500,000	3,466,920	3,416,875
Aurora Plastics	Term Loan	(2) (3) (4) (5)	Chemicals, Plastics & Rubber	LIBOR + 750	8.25%	8/10/2029	19,090,000	18,595,162	19,109,000
Aveanna Healthcare, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 700	7.50%	12/10/2029	1,500,000	1,485,000	1,425,000
Banff Merger Sub, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 550	6.00%	2/27/2026	2,000,000	1,990,865	1,978,000
Blackbird Purchaser, Inc.	Third Amendment Delayed Draw Term Loan	(2) (3) (4) (5)	Capital Equipment	LIBOR + 750	8.25%	4/8/2027	18,388,382	17,921,199	17,478,971
Brave Parent Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 750	8.00%	4/19/2026	3,639,355	3,589,683	3,639,355
Comet Acquisition Corp.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	7.50%	10/26/2026	384,615	384,031	384,615
CommerceHub, Inc.	Term Loan	(3) (4)	Software	LIBOR + 700	8.00%	12/29/2028	1,000,000	985,000	917,500
Drilling Info Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 825	8.75%	7/30/2026	4,200,000	4,104,632	4,242,000
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 650	7.50%	5/21/2029	1,500,000	1,493,116	1,486,875
Engineered Machinery Holdings, Inc.	Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 600	7.00%	5/21/2029	1,500,000	1,500,000	1,490,625
Fastlane Parent Co., Inc.	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 875	9.21%	1/16/2027	2,500,000	2,418,367	2,437,500
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 800	8.50%	6/18/2027	3,100,000	3,067,704	2,769,094
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 725	8.00%	3/2/2029	5,000,000	4,955,020	4,825,000
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (8)	Automotive	LIBOR + 550, 2.00% PIK	8.50%	10/28/2028	3,469,484	3,381,727	3,486,194
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 775	8.50%	2/1/2029	4,465,719	4,404,183	4,412,243
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(4) (5)	Hotel, Gaming & Leisure	GBP LIBOR + 1000	10.94%	3/15/2023	4,669,657	6,347,022	6,134,294
Quickbase, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 800	8.50%	4/2/2027	1,200,000	1,184,000	1,200,000
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 750	7.50%	5/18/2026	2,000,000	1,871,908	1,949,160
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 850	9.25%	11/2/2028	2,000,000	1,965,025	2,013,615
Zippy Shell Incorporated	Delayed Draw Term Loan	(5) (6)	Commercial Services & Supplies	13.00%	13.00%	11/3/2025	600,000	586,390	624,000
Zippy Shell Incorporated	Term Loan	(2) (3) (5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,343,043	2,496,000
Second Lien Debt Total (Cost of $110,855,708)									$110,666,675

Unsecured (0.3%)
Queensgate Gem UK Midco Ltd.	Term Loan	(5) (8)	Hotel, Gaming & Leisure	12.75% PIK	12.75%	3/15/2023	2,486,385	3,365,131	3,249,908

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Corporate Loans (93.3%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Unsecured Total (Cost of $3,365,131)								$3,249,908
Corporate Loans Total (Cost of $1,085,528,527)								$1,074,544,342

Investments—Collateralized Loan Obligations (22.0%)	Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
AGL CLO 1 Ltd.Series, 2020-9A, Class E	(2) (4) (5) (7)	LIBOR + 726	7.51%	1/20/2034	$1,000,000	$981,987	$987,914
AIG CLO Ltd., Series, 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 660	6.86%	4/22/2034	3,000,000	3,000,000	2,881,848
American Money Management Corp. CLO Ltd.Series 2014-14A, Class B2L1	(2) (4) (5) (7)	LIBOR + 735	7.61%	7/25/2029	1,500,000	1,433,879	1,449,315
Anchorage Capital CLO Ltd., Series 2019-13A, Class ER	(2) (4) (5) (7)	LIBOR + 670	6.94%	4/15/2034	6,400,000	6,297,600	6,170,406
Anchorage Capital CLO Ltd., Series 2021-18A, Class E	(4) (5) (7)	LIBOR + 646	6.70%	4/15/2034	4,000,000	3,963,536	3,927,140
Anchorage Capital CLO Ltd., Series 2021-21A, Class SUB	(5) (7) (12)			10/20/2034	8,830,000	7,902,850	7,492,123
Apex Credit CLO Ltd., Series 2019-1A, Class D	(2) (4) (5) (7)	LIBOR + 710	7.34%	4/18/2032	4,500,000	4,440,550	4,212,175
Apidos CLO, Series 2018-18A, Class E	(2) (4) (5) (7)	LIBOR + 570	5.96%	10/22/2030	4,100,000	3,943,149	3,815,255
Ares CLO Ltd., Series 2022, Class 64A SUB	(5) (7) (12)			4/15/2035	12,989,700	11,214,138	11,214,138
Barings CLO Ltd., Series 2021-3A, Class SUB	(5) (7) (12)			1/18/2035	14,100,000	12,020,250	12,964,668
Bain Capital Credit CLO, Ltd., Series 2022-1X, Class E	(4) (5) (7)	EURIBOR + 699	6.99%	10/19/2034	2,000,000	2,124,000	2,124,000
Barings CLO Ltd., Series 2017-1A, Class F	(2) (4) (5) (7)	LIBOR + 745	7.69%	7/18/2029	2,500,000	2,465,941	2,313,715
Battalion CLO XI Ltd., Series 2017-11A, Class ER	(2) (4) (5) (7)	LIBOR + 685	7.11%	4/24/2034	3,000,000	2,971,959	2,871,030
Benefit Street Partners CLO Ltd., Series 2014-IVA, Class DRR	(2) (4) (5) (7)	LIBOR + 720	7.45%	1/20/2032	2,500,000	2,477,716	2,422,800
Benefit Street Partners CLO Ltd., Series 2016-10A, Class DRR	(4) (5) (7)	LIBOR + 675	7.00%	4/20/2034	3,500,000	3,435,963	3,331,997
BlackRock European CLO DAC, Series 5X, Class SUB	(5) (7) (12)			7/16/2031	2,750,000	1,924,014	1,921,768
BlueMountain CLO Ltd., Series 2019-24A, Class ER	(2) (4) (5) (7)	LIBOR + 684	7.09%	4/30/2024	4,000,000	3,996,299	3,783,708
BlueMountain CLO Ltd., Series 2021 Class 33A SUB	(5) (7) (12)			11/20/2034	5,900,000	4,956,704	4,967,747
BlueMountain CLO Ltd., Series 2019-25A, Class ER	(2) (4) (5) (7)	LIBOR + 725	7.49%	7/15/2036	5,725,000	5,704,096	5,538,491
Buckhorn Park CLO Ltd., Series 2019-1A, Class SUB	(5) (7) (12)			7/18/2034	14,400,000	10,946,359	10,393,920
CBAM CLO Management,Series 2021 Class 15A SUB	(5) (7) (12)			1/15/2036	11,267,262	9,633,509	9,554,311
CBAM CLO Management, Series 2017-3A, Class ER	(2) (4) (5) (7)			7/17/2034	4,000,000	3,962,464	3,745,576
CIFC Funding Ltd., Series 2013-1, Class DR	(4) (5) (7)	LIBOR + 665	6.65%	7/16/2030	4,805,000	4,662,020	4,615,587

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

CIFC Funding Ltd., Series 2015-4A, Class SUB	(5) (7) (12)			4/20/2034	5,952,500	2,857,200	2,687,488
CIFC Funding Ltd., Series 2014-2RA, Class B2	(2) (4) (5) (7)			4/24/2030	3,500,000	3,427,197	3,194,905
Crown Point CLO 10 Ltd., Series 2021-10A, Class E	(2) (4) (5) (7)	LIBOR + 685	7.10%	7/20/2034	$3,000,000	$2,915,683	$2,828,919
Dryden Senior Loan Fund CLO Ltd., Series 2021-95A, Class SUB	(5) (7) (12)			8/20/2034	4,915,323	4,077,859	4,027,640
Dryden Senior Loan Fund CLO Ltd., Series 2015-41A, Class ER	(2) (4) (5) (7)	LIBOR + 530	5.54%	4/15/2031	1,265,000	1,255,871	1,174,994
Dryden Senior Loan Fund CLO Ltd., Series 2022-109A, Class SUB	(5) (7) (12)			4/20/2035	3,348,838	3,013,954	3,013,954
Elevation CLO Ltd., Series 2021-13A, Class E	(2) (4) (5) (7)	LIBOR + 695	7.19%	7/15/2034	3,000,000	2,943,894	2,771,163
Golub Capital Partners CLO Ltd., Series 2021-53A, Class E	(2) (4) (5) (7)	LIBOR + 670	6.95%	7/20/2034	4,000,000	3,962,661	3,802,336
Henley Funding Ltd., Series 7X, Class E	(4) (5) (7)	LIBOR + 714	7.14%	4/25/2023	2,000,000	2,105,920	2,135,062
KKR Financial CLO Ltd., Series 10, Class ER	(2) (4) (5) (7)	LIBOR + 650	7.33%	9/15/2029	3,000,000	2,963,927	2,937,264
KKR Financial CLO Ltd., Series 2021-36A, Class SUB	(5) (7) (12)			10/15/2034	8,600,000	7,525,000	7,539,792
Long Point Park CLO Ltd., Series 2017-1A, Class D2	(2) (4) (5) (7)	LIBOR + 560	5.84%	1/17/2030	3,000,000	3,018,089	2,794,305
Madison Park Funding Ltd., Series 2020-47A, Class E	(2) (4) (5) (7)	LIBOR + 746	7.71%	1/19/2034	700,000	689,063	700,806
Madison Park Funding XVII Ltd., Series 2017 Class 17A SUB	(5) (7) (12)			7/21/2030	24,315,250	12,540,368	10,940,671
Marble Point CLO XXI Ltd., Series 2021-3A, Class E	(2) (4) (5) (7)	LIBOR + 720	7.44%	10/17/2034	4,000,000	3,924,039	3,705,108
Marble Point CLO XX Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 711	7.37%	4/23/2034	2,500,000	2,476,523	2,388,258
Octagon Investment Partners XX, Ltd., Series 2019-1A, Class SUB	(5) (7) (12)			1/20/2035	22,500,000	16,312,500	15,818,580
Octagon Investment Partners 44 Ltd., Series 2019-1A, Class ER	(4) (5) (7)	LIBOR + 675	6.99%	10/15/2034	6,425,000	6,314,425	6,231,209
Octagon Investment Partners Ltd., Series 2019-4A, Class E	(2) (4) (5) (7)	LIBOR + 680	7.20%	5/12/2031	1,000,000	983,355	942,669
OZLM Ltd., Series 2014-8A, Class DRR	(2) (4) (5) (7)	LIBOR + 608	6.32%	10/17/2029	2,500,000	2,410,979	2,389,365
Regatta XV Funding Ltd., Series 2018-4A, Class D	(2) (4) (5) (7)	LIBOR + 650	6.76%	10/25/2031	3,000,000	2,976,743	2,828,490
Regatta XXIII Funding Ltd., Series 2021-4A, Class E	(4) (5) (7)	LIBOR + 670	6.81%	1/20/2035	5,000,000	4,799,422	4,836,945
Sound Point CLO XXIII Ltd., Series 2019-2A, Class ER	(2) (4) (5) (7)	LIBOR + 647	6.71%	7/15/2034	3,000,000	2,944,117	2,773,839
Sound Point CLO XXIX Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 685	7.11%	4/25/2034	4,000,000	3,925,692	3,808,340
Symphony CLO Ltd., Series 2015-16A, Class ER	(2) (4) (5) (7)	LIBOR + 610	6.34%	10/15/2031	2,000,000	1,992,281	1,905,526
Symphony CLO Ltd., Series 2021-26A, Class ER	(2) (4) (5) (7)	LIBOR + 750	7.75%	4/20/2033	3,500,000	3,500,000	3,430,094

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Wind River CLO Ltd., Series 2019-3A, Class SUB	(5) (7) (12)			4/15/2031	17,900,000	12,961,213	12,585,418
Trimaran Cavu Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 650	6.76%	4/23/2032	3,000,000	2,920,219	2,821,248
Voya CLO Ltd., Series 2013-1A, Class DR	(2) (4) (5) (7)	LIBOR + 648	6.72%	10/15/2030	2,000,000	1,945,858	1,784,858
Voya CLO Ltd., Series 2016-2A, Class DR	(2) (4) (5) (7)	LIBOR + 711	7.36%	7/19/2028	2,000,000	1,944,582	1,912,844
Wellfleet CLO Ltd., Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 661	6.86%	4/20/2034	5,000,000	4,932,920	4,743,065
Wellfleet CLO Ltd., Series 2019-1A, Class D	(2) (4) (5) (7)	LIBOR + 690	7.15%	7/20/2032	5,000,000	4,969,425	4,654,040
Wellfleet CLO Ltd., Series 2021-2A, Class E	(2) (4) (5) (7)	LIBOR + 696	7.20%	7/15/2034	6,875,000	6,743,029	6,496,717
Collateralized Loan Obligations Total (Cost of $260,800,973)							$253,357,606

Investments—Common Stock (0.2%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	$21,552	$68,237
Buckeye Parent, LLC	(5) (9) (10)	Automotive	12/22/2021	221,234	221,234	221,234
Dwyer Instruments, Inc.	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	54,543	54,543
Internap Corporation	(3) (5) (9) (10)	High Tech Industries	7/30/2021	237,679	297,099	2,377
iQOR US, Inc.	(3) (5) (9) (10)	Business Services	11/27/2020	55,976	713,694	503,680
KRE Hyod JV, LLC	(5) (9) (10)	Hotel, Gaming & Leisure	9/22/2021	100,000	100,000	100,000
Mailgun Technologies, Inc.	(9)	High Tech Industries	12/7/2021	2,564	—	18,335
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,233	523,244	523,244
Sinch AB	(9)	Software	3/1/2022	2,652	—	18,181
Tank Holding Corp.	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	—	466,455
Unifrutti Investments Ltd.	(3) (5) (9) (10)	Beverage, Food & Tobacco	10/22/2020	167	136,807	224,549
Wineshipping.Com, LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	70,174	70,174
Common Stock Total (Cost of $2,138,347)						$2,271,009

Investments—Corporate Bonds (8.6%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Secured (7.2%)
Air Canada Pass Through Trust	(2) (3) (7)	Aerospace & Defense	9.00%	9.00%	10/1/2025	1,250,518	1,250,518	1,315,258
Altice France S.A.	(2) (3) (7)	High Tech Industries	5.50%	5.50%	10/15/2029	3,000,000	3,000,000	2,706,750
British Airways Pass Through Trust	(2) (3) (7)	Aerospace & Defense	8.38%	8.38%	11/15/2028	521,972	521,972	571,441
Bubbles Bidco S.p.A.	(4) (5)	Consumer Goods: Non-Durable	LIBOR + 925	9.25%	4/20/2028	18,952,665	22,295,175	20,865,733
Cartiere Villa Lagarina S.p.A.	(3) (4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	2,539,092	3,041,647	2,998,468
Cartitalia S.p.A	(3) (4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	2,056,528	2,460,141	2,428,598
GasLog Ltd.	(3) (5)	Energy: Oil & Gas	7.75%	7.75%	1/22/2029	24,230,769	24,049,038	24,049,039
Party City Holdings, Inc.	(2) (3) (7)	Retail	8.75%	8.75%	2/15/2026	1,250,000	1,257,210	1,190,625
Party City Holdings, Inc.	(2) (4) (7)	Retail	LIBOR + 500	5.75%	7/15/2025	2,500,000	2,374,437	2,253,125

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

PowerTeam Services, LLC	(2) (3) (7)	Capital Equipment	9.03%	9.03%	12/4/2025	1,000,000	1,011,651	1,000,400
Rackspace Hosting, Inc.	(2) (3) (7)	Software	3.50%	3.50%	2/15/2028	2,000,000	1,880,523	1,793,400
Rackspace Technology Global, Inc.	(3) (7)	Software	5.38%	5.38%	12/1/2028	2,000,000	1,671,536	1,736,520
Redwood Star Merger Sub, Inc.	(2) (3) (7)	Chemicals, Plastics & Rubber	8.75%	8.75%	2/15/2030	2,500,000	2,379,575	2,393,750
Team KGK, LLC	(2) (3) (4)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,702,273	9,614,415	9,702,273
Tolentino S.p.A.	(3) (4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	952,159	1,140,618	1,124,426
Unifrutti Financing plc	(2) (3) (5) (8)	Beverage, Food & Tobacco	7.50%, 1.00% PIK	8.50%	9/15/2026	1,640,402	1,746,624	1,814,694
Unifrutti Financing plc	(3) (5) (8)	Beverage, Food & Tobacco	11.00% PIK	11.00%	9/15/2026	4,496,307	5,129,858	5,272,480
Secured Total (Cost of $84,824,938)								$83,216,980

Unsecured (1.4%)
Aretec Escrow Issuer, Inc.	(2) (3) (7)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	9,140,000	9,260,409	8,800,677
Condor Merger Sub, Inc.	(3) (7)	Consumer Services	7.37%	7.37%	2/15/2030	3,000,000	3,000,000	2,873,178
Digicel International Finance Ltd.	(2) (3) (7)	Telecommunications	8.00%	8.00%	12/31/2026	48,337	29,741	44,904
Jaguar Land Rover Automotive plc	(2) (3) (7)	Automotive	5.50%	5.50%	7/15/2029	3,000,000	3,000,000	2,639,500
Metis Merger Sub, LLC	(2) (3) (7)	Retail	6.50%	6.50%	5/15/2029	1,650,000	1,650,000	1,551,000
Unsecured Total (Cost of $16,940,150)								$15,909,259
Corporate Bonds Total (Cost of $101,765,088)								$99,126,239

Investments—Preferred Stock (2.9%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd., Series A5	(3) (5) (7) (9)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	5,307	6,232,399	6,061,317
Apex Group LtD., Series A3	(3) (5) (7) (9)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	679	808,689	775,853
Apex Group Ltd., Series A1	(3) (5) (7) (9)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,476	1,757,263	1,686,231
Apex Group Ltd.- Series A1 Liquidation	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	33	6,046	38,039
Appriss Health, LLC	(5) (8)	Healthcare & Pharmaceuticals	11.00% PIK	11.00%	5/6/2021	141	137,325	137,390
Blackbird Purchaser, Inc.	(5) (8)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	13,350	13,093,949	13,096,478
Drilling Info Holdings, Inc.	(5) (8)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2020	1,485,552	1,477,748	1,500,407
Integrity Marketing Group, LLC	(5) (8)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	7,717,079	7,567,079	7,590,658
Unifrutti Investments Ltd.	(3) (5) (8) (9)	Beverage, Food & Tobacco	11.00% PIK	11.00%	10/22/2020	586	510,486	686,879
Zippy Shell Incorporated, Series 3	(5) (8) (9)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	34,740	895,763	1,396,730
Preferred Stock Total (Cost of $32,486,747)								$32,969,982

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2022

Investments—Warrant (0.4%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
BLP Parent Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2030	18	6,337	156,713
BLP Parent Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2030	30	10,487	259,348
CP Developer S.a.r.l.	(5) (9) (10)	Hotel, Gaming & Leisure	5/24/2031	—	2,093,086	1,592,236
Digital Intelligence Systems	(5) (9) (10)	Consumer Services	4/2/2026	5,801	579,130	1,503,642
SEI Holding Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2030	30	10,745	265,711
SEI Holding Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2030	52	18,236	450,979
Warrant Total (Cost of $2,718,021)						$4,228,629

Total Investments, at Fair Value (Cost of $1,485,437,703) (1)				127.4%		$1,466,497,807
Net Other Assets (Liabilities)				(27.4)%		$(314,962,875)
Net Assets				100.0%		$1,151,534,932
(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of March 31, 2022 represented 127.35% of the Fund's net assets or 94.6% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1, Organization.. As of March 31, 2022, the aggregate fair value of these securities is $1,074,780,658.87, or 73.3% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of March 31, 2022. Reference Rates are defined as follows:

EURIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
SOFR	Sovereign Overnight Financing Rate
SONIA	Sterling Overnight Index Average
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 5. Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $292,751,535 or 25.4% of the Fund's net assets at period end.
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities and loans. As of March 31, 2022, the aggregate fair value of these securities is $6,463,122, or 0.4% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of CLO issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.

See accompanying Notes to Consolidated Statement of Investments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited)
As of March 31, 2022

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, non-diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018. As of March 31, 2022, the Fund’s net assets were $1,151,534,932, of which, $1,053,914.87, or 91.52%, are represented by the SPV’s net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit (including private credit solutions, special situations and market dislocations); (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in distressed credit. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. The Fund began offering Class M shares effective May 15, 2020. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or the Fund’s Board of Trustees, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Board of Trustees engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the three month period ended March 31, 2022, there were $4,042,351 into Level 3 and $66,348 out of Level 3. Transfers out of Level 3 occurred due to the Fund’s policy to determine the fair value hierarchy based on available quoted prices in active markets.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of March 31, 2022:

	As of March 31, 2022
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$309,106,767	$651,520,992	$960,627,759
Second Lien Debt	—	16,064,035	94,602,640	110,666,675
Unsecured	—	—	3,249,908	3,249,908
Collateralized Loan Obligations	—	—	253,357,606	253,357,606
Common Stock	36,516	—	2,234,493	2,271,009
Corporate Bonds
Secured		14,961,269	68,255,711	83,216,980
Unsecured		15,909,259	—	15,909,259
Preferred Stock	—	—	32,969,982	32,969,982
Warrants	—	—	4,228,629	4,228,629
Total	$36,516	$356,041,330	$1,110,419,961	$1,466,497,807
The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the three month period ended March 31, 2022
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$513,820,537	$105,430,161	$2,976,990	$160,485,702	$1,591,896	$45,512,216	$32,012,597	$3,862,191	$865,692,290
Purchases	174,930,612	6,364,978	3,365,131	101,639,643	523,244	24,320,754	1,038,509	—	312,182,871
Sales	(6,940,456)	(6,238,915)	(2,990,737)	(3,866,830)	(113,307)	—	—	—	(20,150,245)
Paydowns	(27,162,259)	(9,927,829)	—	—	—	(70,455)	—	—	(37,160,543)
Accretion of discount	676,043	72,333	—	(277,182)	—	35,031	—	—	506,225
Net realized gains (losses)	379,340	277,173	76,397	134,790	—	641	—	—	868,341
Net change in unrealized appreciation (depreciation)	(8,225,177)	(1,375,261)	(177,873)	(4,758,517)	299,008	(1,542,476)	(81,124)	366,438	(15,494,982)
Transfers into Level 3	4,042,351	—	—	—	—	—	—	—	4,042,351
Transfers out of Level 3	—	—	—	—	(66,348)	—	—	—	(66,348)
Balance, end of period	$651,520,992	$94,602,640	$3,249,908	$253,357,606	$2,234,493	$68,255,711	$32,969,982	$4,228,629	$1,110,419,961
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(7,192,746)	$(1,134,236)	$(177,873)	$(4,621,810)	$299,008	$(1,542,476)	$(81,124)	$366,439	$(14,084,818)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services.
Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of March 31, 2022:

	Fair Value as of March 31, 2022	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$532,911,966	Income Approach	Discount Rate	7.2%	16.5%	10.5%
	118,609,026	Consensus Pricing	Indicative Quotes	45.00x	127.42x	103.95x
Second Lien Debt	93,177,640	Income Approach	Discount Rate	7.5%	19.1%	11.1%
	1,425,000	Consensus Pricing	Indicative Quotes	95.00x	95.00x	95.00x
Unsecured	3,249,908	Income Approach	Discount Rate	0.1	0.1	0.1
Secured Corporate Bonds	68,255,711	Income Approach	Discount Rate	8.30%	12.40%	10.20%
Collateralized Loan Obligations	253,357,606	Consensus Pricing	Indicative Quotes	45.00x	106.75x	86.52x
Common Stock	1,074,180	Market Approach	Comparable Multiple	7.64x	14.00x	8.77x
	1,060,313	Consensus Pricing	Indicative Quotes	0.01x	100x	50.58x
	100,000	Income Approach	Discount Rate	14.10%	14.10%	14.10%
Preferred Stock	31,573,252	Income Approach	Discount Rate	12.0%	14.0%	13.3%
	1,396,730	Market Approach	Comparable Multiple	13.42x	13.42x	13.42x
Warrants	4,228,629	Market Approach	Comparable Multiple	0.72x	12.72x	6.49x
Total Level 3 Investments	$1,110,419,961

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in first lien, second lien, and unsecured debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
4. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the

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intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants;

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(viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

Brexit Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“U.K.”). The government of the U.K. held an in-or-out referendum on the U.K.’s membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the U.K. from the EU (“Brexit”). The U.K. ceased to be a member state of the EU on January 31, 2020, and the transition period provided for in the withdrawal agreement entered by the U.K. and the EU ended on December
31, 2020. In December 2020, the U.K. and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the U.K. and the EU. The impact of Brexit on the U.K. and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the
Fund makes investments that are denominated in British pound sterling or Euros. The Fund’s assets are valued in
U.S. dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

COVID-19 Pandemic Risk
While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks have led to the re-

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. These continued travel restrictions may prolong the global economic downturn. The absence or delay of viable treatment options or a widely available vaccine could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets. Some economists and major investment banks have expressed concerns that the continued spread of the virus globally could lead to a world-wide economic downturn.
Further, from an operational perspective, the Adviser’s investment professionals may work remotely at times. An extended period of remote work arrangements could strain our business continuity plans, introduce operational risk, including but not limited to cybersecurity risks, and impair our ability to manage our business. In addition, we are highly dependent on third party service providers for certain communication and information systems. As a result, we rely upon the successful implementation and execution of the business continuity planning of such providers in the current environment. If one or more of these third parties to whom we outsource certain critical business activities experience operational failures as a result of the impacts from the spread of COVID-19, or claim that they cannot perform due to a force majeure, it may have a material adverse effect on our business, financial condition, results of operations, liquidity and cash flows.
Interest Rate Risk
As of March 31, 2022, on a fair value basis, approximately 9.0% of the Fund’s debt investments bear interest at a fixed rate and approximately 91.0% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating LIBOR and EURIBOR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Payment-in-Kind (“PIK”) Interest Risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

Unitranche Loans

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Risks Associated with Changes in LIBOR
On July 27, 2017, the U.K. Financial Conduct Authority announced that it intended to stop persuading or compelling banks to submit LIBOR rates after 2021. More recently, the administrator of LIBOR announced that it will cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. Dollar LIBOR settings immediately following the LIBOR publication on June 30, 2023. However, the U.K. Financial Conduct Authority, the LIBOR administrator and other regulators also announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022. In connection with supervisory guidance from regulators, certain regulated entities will cease to enter into certain new LIBOR contracts after January 1, 2022. It is not possible to predict the effect of these changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.
To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. On July 22, 2021, the ARRC formally recommended the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S. The Bank of England's current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate ("SONIA"). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In any event, LIBOR is likely to perform differently than in the past and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund's performance and our ability to achieve its investment objective. The Adviser does not have prior experience in investing during a period of benchmark rate transition and there can be no assurance that the Adviser will be able to manage our business in a profitable manner before, during or after such transition.
The discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond the discontinuance with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.
In addition, the Fund may need to renegotiate certain terms of the credit facilities. If the Fund is unable to do so, amounts outstanding under the credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our return on capital.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. The U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

5. COMMITMENTS AND CONTINGENCIES
As of March 31, 2022, the Fund had unfunded commitments to fund delayed draw and revolving debt of $142,452,317 and $25,182,000, respectively. The unfunded debts’ fair value is included in the investments at fair value on the Consolidated Statement of Investments.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value

520 Mezz Owner 2 LLC	Delayed Draw Term Loan	—%	$21,384,928	$(213,849)
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	1.00	944,969	3,472
Advanced Web Technologies Holding Company	Revolver	0.50	426,883	—
American Physician Partners, LLC	Revolver	0.50	41,251	—
Applied Technical Services, LLC	Delayed Draw Term Loan A	1.00	2,532,432	—
Applied Technical Services, LLC	Delayed Draw Term Loan B	1.00	2,813,813	—
Applied Technical Services, LLC	Revolver	0.50	39,526	—
Appriss Health, LLC	Revolver	0.50	888,889	(15,378)
Apptio, Inc.	Revolver	0.50	106,509	—
Ascend Buyer,LLC	Revolver	0.50	1,426,406	(33,880)
Associations, Inc.	Revolver	0.50	413,282	(9,950)
Athenahealth, Inc.	Delayed Draw Term Loan	—	521,739	(6,391)
Blackbird Purchaser, Inc.	Delayed Draw Term Loan	—	6,129,474	(227,353)
Chemical Computing Group	Revolver	0.50	135,379	(1,491)
Chudy Group, LLC	Delayed Draw Term Loan	1.00	551,724	2,210
Chudy Group, LLC	Revolver	0.50	137,931	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00	269,631	(3,567)
DCA Investment Holdings, LLC	1ST Amedment Delayed Draw Term Loan	0.50	218,921	(2,896)
DG Investment Intermediate Holdings 2, Inc.	Delayed Draw Term Loan	—	421,622	(4,216)
Diligent Corporation	Revolver	0.50	117,200	(427)
Dwyer Instruments, Inc	Delayed Draw Term Loan	1.00	1,003,425	(2,755)
Dwyer Instruments, Inc	Revolver	0.50	491,727	(1,350)
Ellkay	Revolver	0.50	1,785,651	(36,962)
EPS Nass Parent, Inc.	Delayed Draw Term Loan	0.50	84,746	(1,090)
EPS Nass Parent, Inc.	Revolver	0.50	20,339	(262)
Flagship Intermediate Holdco, LLC	Delayed Draw Term Loan	1.00	23,999,040	(479,981)
Greenhouse Software, Inc.	Revolver	0.50	735,294	(20,133)
Hadrian Acquisition Limited 1	Delayed Draw Term Loan	—	8,584,166	2,354,123
Hampton Rubber Company	Delayed Draw Term Loan	3.50	635,593	—
Hawkeye AcquisitionCo, LLC	Revolver	0.50	185,598	(3,954)
Heartland Home Services	2022 Delayed Draw Term Loan	—	6,185,340	(70,044)
Heartland Home Services	Delayed Draw Term Loan	1.00	187,139	(339)
Helios Buyer, Inc.	Revolver	0.50	642,463	(1,165)
Hercules Borrower LLC	Delayed Draw Term Loan	—	1,888,615	(59,018)
Hercules Borrower LLC	Revolver	0.50	643,159	—
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	1.00	3,850,993	(31,806)
Holley Purchaser, Inc.	Delayed Draw Term Loan	3.75	230,000	(3,259)
Hoosier Intermediate LLC	Revolver	0.50	1,800,000	(27,799)
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	1.00	6,153,393	(24,693)
Individual FoodService Holdings, LLC	Revolver	0.50	339,989	(1,364)
Integrity Marketing Acquisition, LLC	6th Delayed Draw Term Loan	1.00	785,769	(20,002)
Integrity Marketing Acquisition, LLC	8th Delayed Draw Term Loan	—	3,000,000	(76,366)
Jeg's Automotive, LLC	Delayed Draw Term Loan	1.00	4,166,667	(60,557)
Jeg's Automotive, LLC	Revolver	0.50	1,614,583	(23,466)
LVF Holdings, Inc	Delayed Draw Term Loan	1.00	1,400,906	(64,115)

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

LVF Holdings, Inc	Revolver	0.50	332,715	(15,227)
Material Holdings, LLC	Delayed Draw Term Loan	—	1,437,064	(43,391)
Material Holdings, LLC	Revolver	1.00	489,131	(14,769)
Maverick Acquisition, Inc.	Delayed Draw Term Loan	1.00	1,403,621	(58,729)
Maverick Acquisition, Inc.	IncrementalDelayed Draw Term Loan	1.00	8,557,403	(358,052)
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	0.50	5,165,076	(76,261)
Medical Manufacturing Technologies, LLC	Revolver	1.00	1,007,190	(14,871)
MMIT Holdings, LLC	Revolver	0.50	979,526	(19,672)
National Technical Systems, Inc.	Revolver	0.50	173,340	(461)
PF Atlantic Holdco 2, LLC	Revolver	0.50	1,724,093	(26,619)
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	1.00	5,948,119	(91,836)
Pound Bidco Inc.	Revolver	0.50	996,678	—
PXO Holdings III Corp.	Delayed Draw Term Loan	1.00	3,286,630	(65,733)
PXO Holdings III Corp.	Revolver	0.50	1,314,652	(26,293)
Quantic Electronics	Delayed Draw Term Loan	1.00	1,054,751	(22,472)
Quantic Electronics	Revolver	0.50	274,684	(5,852)
Redwood Services Group, LLC	Delayed Draw Term Loan	1.00	5,987,181	(55,991)
Refficiency Holdings LLC	Delayed Draw Term Loan	3.75	551,558	(7,584)
Rome Bidco Limited [1]	Delayed Draw Term Loan	—	3,834,904	1,127,250
RSC Acquisition, Inc.	Delayed Draw Term Loan	0.50	2,978,945	(97,145)
Sapphire Telecom, Inc.	Revolver	0.50	397,826	(53,222)
Smarsh, Inc.	Delayed Draw Term Loan	1.00	1,020,360	(20,407)
Smarsh, Inc.	Revolver	0.50	255,090	(5,102)
Sovos Compliance, LLC	Delayed Draw Term Loan	1.00	368,151	(1,149)
Speedstar Holding Corporation	Delayed Draw Term Loan	1.00	927,325	217
Trafigura PTE LTD	Revolver	0.50	3,814,964	—
Wineshipping.Com LLC	Delayed Draw Term Loan	1.00	1,986,184	(39,098)
Wineshipping.Com LLC	Revolver	0.50	1,430,052	(28,151)
Unfunded Commitments Total			$167,634,317	$809,307
(1) Par / Principal Amount is converted to USD using the GBP/USD of 1.31
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
6. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated statement of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated statement of investments was issued, except as disclosed below.
On April 16, 2022 and May 16, 2022 the SPV had the first and second scheduled commitment increases to the JPM Credit Facility set forth in the fourth amendment . The maximum principal amount of the JPM Credit Facility commitment increased by $50,000,000 to $500,000,000 as a result of both increases.
On May 11, 2022, the Fund closed on the sale of (i) 4,480,000 Series A Mandatory Redeemable Preferred Shares to 30 accredited investors for gross proceeds of $112,000,000 and (ii) 1,520,000 Series B Mandatory Redeemable Preferred Shares to 11 accredited investors for gross proceeds of $38,000,000, in an offering exempt from registration under Rule 506(c) under the Securities Act of 1933, as amended.